                                                                    EXHIBIT 4.37


                     Schedule I to Share Purchase Agreement

Tri-Vu Interactive Corporation
Statement of Income
Fiscal Years Ended February 28
(amounts in CND$000's)



                                            Actual    Forecast   Forecast   Forecast Forecast Forecast  Forecast
                                          Feb 29/00   Feb 28/01   Mar-01     Apr-01   May-01   Jun-01    Jul-01
                                         ------------------------------------------------------------------------
REVENUE
     Equipment sales                          534        468         1          1        1       400       400
     Other                                                           -          -        -         -         -
     Fees:            Service                                                   4        4         4         4
                      Contract                                                  6        6         6         6
                      Licence                                        -          -        -       225         -
                                         ------------------------------------------------------------------------
Total  Revenue                                534        468         1         10       10       634       410

COGS
     Equipment                                                       1          1        1       300       300
     Other                                                           -          -        -         -         -
     Fees:            Service                                        -          2        2         2         2
                      Contract                                       -          1        1         1         1
                      Licence                                        -          -        -         -         -
                                         ------------------------------------------------------------------------
Total COGS                                    312        292         1          3        3       302       303
                                         ------------------------------------------------------------------------

Gross Margin                                  222        176         0          7        7       332       107
                                         ------------------------------------------------------------------------
Gross Margin %                               41.6%      37.5%     40.0%      70.8%    69.3%     52.3%     26.2%

Expenses
     Salaries & benefits                      348        506        64         74       74        86        86
     Consulting, professional & mgmt fees     105         40        15         12       12        12        12
     Office and general                        38         54         5          5        5         5         5
     Rent                                      53         37        (2)         4        4         4         4
     Bad Debts - 1% of sales                   18                    0          0        0         6         4
     Gain on collection of receivables       (143)
     Other income                                        (20)
     Selling & marketing                       89        122        11         11       11        21        21
                                         ------------------------------------------------------------------------
                                              509        738        93        106      106       134       132

EBITDA                                       (287)      (563)      (93)       (98)     (99)      198       (25)

EBITDA Margin %                             -53.7%    -120.3%  -9266.0%    -955.0%  -956.4%     31.2%     -6.0%
     Interest, Bank Charges and Discounts      39         59         4          7        7         7         6
     Depreciation & Amortization               27         41         3          3        4         4         4
                                         ------------------------------------------------------------------------
                                               66        100         6         10       11        10        10

Net Income Before Tax                        (353)      (663)      (99)      (108)    (110)      187       (35)

Provision for income taxes                                           -          -      (38)       66       (12)
Recovery of taxes due to losses                                      -          -       38       (66)       12
                                         ------------------------------------------------------------------------
Net Income                                   (353)      (663)      (99)      (108)    (110)      187       (35)
                                         ========================================================================

Retained Earnings - Beginning of Period         0       (353)   (1,016)    (1,115)  (1,223)   (1,333)   (1,145)

Retained Earnings - End of Period            (353)    (1,016)   (1,115)    (1,223)  (1,333)   (1,145)   (1,180)

                                                    -------------------------------------------------------------
                                                                   Loss Carryforward Utilization
                                                    -------------------------------------------------------------
Losses carried forward at Feb 29/00           377    Opening     1,040      1,040    1,040     1,150       962
                      Forecast Feb 28/01      663       Used                           110      (187)       35
                                         ------------------------------------------------------------------------
Total income to shelter                     1,040     Ending     1,040      1,040    1,150       962       997
                                         =========-----------====================================================


                                                                                                                 12 Months
                                                                                                                   Annual
                                          Forecast  Forecast  Forecast   Forecast  Forecast Forecast  Forecast     Total
                                           Aug-01    Sep-01    Oct-01     Nov-01    Dec-01   Jan-02    Feb-02      Feb-02
                                         ---------------------------------------------------------------------------------
REVENUE
     Equipment sales                         400       400       400        400      400      400        400        3,603
     Other                                     -         -         -          -        -        -          -            -
     Fees:            Service                  4         8        11         14       17       20         23          112
                      Contract                 6        12        16         20       24       28         32          160
                      Licence                  -         -         -          -        -        -          -          225
                                         ---------------------------------------------------------------------------------
Total  Revenue                               410       420       427        434      441      447        455        4,100

COGS
     Equipment                               240       240       240        240      240      240        240        2,282
     Other                                     -         -         -          -        -        -          -            -
     Fees:            Service                  2         4         6          7        9       10         12           56
                      Contract                 1         1         2          2        2        3          3           16
                      Licence                  -         -         -          -        -        -          -            -
                                         ---------------------------------------------------------------------------------
Total COGS                                   243       245       247        249      251      253        255        2,354
                                         ---------------------------------------------------------------------------------

Gross Margin                                 167       175       180        185      190      195        200        1,746
                                         ---------------------------------------------------------------------------------
Gross Margin %                              40.8%     41.6%     42.1%      42.6%    43.1%    43.5%      44.0%        42.6%

Expenses
     Salaries & benefits                      86        86        92         92       92       92         92        1,016
     Consulting, professional & mgmt fees     12        12        12         12       12       12         12          147
     Office and general                        5         5         5          5        5        5          5           64
     Rent                                      4         4         4          4        4        4          4           37
     Bad Debts - 1% of sales                   4         4         4          4        4        4          5           41
     Gain on collection of receivables                                                                                  -
     Other income                                                                                                       -
     Selling & marketing                      21        21        25         25       25       25         25          241
                                         ---------------------------------------------------------------------------------
                                             132       132       142        142      142      142        142        1,545

EBITDA                                        36        43        38         43       48       52         58          201

EBITDA Margin %                              8.7%     10.2%      8.9%       9.9%    10.9%    11.7%      12.7%         4.9%
     Interest, Bank Charges and Discounts      6         4         3          3        2        2          2           50
     Depreciation & Amortization               4         4         4          4        4        4          4           46
                                         ---------------------------------------------------------------------------------
                                              10         8         7          7        6        6          6           97

Net Income Before Tax                         26        35        30         36       42       47         52          104

Provision for income taxes                     9        12        11         13       15       16         18          109
Recovery of taxes due to losses               (9)      (12)      (11)       (13)     (15)     (16)       (18)        (109)
                                         ---------------------------------------------------------------------------------
Net Income                                    26        35        30         36       42       47         52          104
                                         =================================================================================

Retained Earnings - Beginning of Period   (1,180)   (1,154)   (1,119)    (1,089)  (1,053)  (1,010)      (964)      (1,016)

Retained Earnings - End of Period         (1,154)   (1,119)   (1,089)    (1,053)  (1,010)    (964)      (912)        (912)

                                         ---------------------------------------------------------------------------------
                                                                   Loss Carryforward Utilization
                                         ---------------------------------------------------------------------------------
Losses carried forward at Feb 29/00          997       971       936        906      869      827        781         1040
                      Forecast Feb 28/01     (26)      (35)      (30)       (36)     (42)     (47)       (52)        (311)
                                         ---------------------------------------------------------------------------------
Total income to shelter                      971       936       906        869      827      781        729          729
                                         =================================================================================



                                                                             12 Months  12 Months   12 Months
                                             Forecast   Forecast   Forecast    Total     Forecast    Forecast
                                              Mar-02     Apr-02     May-02   June 2001-   Feb-03      Feb-04
                                         ---------------------------------------------------------------------
REVENUE
     Equipment sales                            420       420         420      4,860       5,040      6,048
     Other                                        -         -           -          -           -          -
     Fees:            Service                    26        29          32        192         350        420
                      Contract                   36        40          44        269         480        576
                      Licence                     -         -           -        225           -          -
                                         -------------------------------------------------------------------
Total  Revenue                                  482       489         496      5,546       5,870      7,044

COGS
     Equipment                                  252       252         252      3,036       3,024      3,629
     Other                                        -         -           -          -           -          -
     Fees:            Service                    13        15          16         96         175        210
                      Contract                    4         4           4         27          48         58
                      Licence                     -         -           -          -           -          -
                                         -------------------------------------------------------------------
Total COGS                                      269       271         272      3,159       3,024      3,629
                                         -------------------------------------------------------------------

Gross Margin                                    214       219         224      2,387       2,846      3,415
                                         -------------------------------------------------------------------
Gross Margin %                                 44.3%     44.7%       45.1%      43.0%       48.5%      48.5%

Expenses
     Salaries & benefits                         97        97          97      1,095       1,122      1,178
     Consulting, professional & mgmt fees        15        15          15        153         180        189
     Office and general                           8         8           8         72          96        101
     Rent                                         4         4           4         43          44         46
     Bad Debts - 1% of sales                      5         5           5         55          59         70
     Gain on collection of receivables                                             -           -
     Other income                                                                  -           -
     Selling & marketing                         25        25          25        284         300        315
                                         -------------------------------------------------------------------
                                                153       154         154      1,702       1,801      1,900

EBITDA                                           60        65          70        685       1,045      1,515

EBITDA Margin %                                12.5%     13.3%       14.1%      12.4%       17.8%      21.5%
     Interest, Bank Charges and Discounts         2         2           2         37          18         19
     Depreciation & Amortization                  4         4           4         50          52         44
                                         -------------------------------------------------------------------
                                                  6         6           6         87          70         63

Net Income Before Tax                            54        59          64        598         975      1,453

Provision for income taxes                       19        21          22        209         341        508
Recovery of taxes due to losses                 (19)      (28)          -       (195)
                                         -------------------------------------------------------------------
Net Income                                       54        67          42        584         634        944
                                         ===================================================================

Retained Earnings - Beginning of Period        (912)     (857)       (791)    (1,333)       (749)      (115)

Retained Earnings - End of Period              (857)     (791)       (749)      (749)       (115)       829

                                         ----------------------

                                         ----------------------
Losses carried forward at Feb 29/00             729       674
                      Forecast Feb 28/01        (54)     (674)
                                         ----------------------
Total income to shelter                         674         -
                                         ======================
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